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                                                                    Exhibit 31.1

                                 CERTIFICATIONS

I, David Goronkin, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Famous Dave's of America, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the
    registrant as of, and for, the periods presented in this quarterly report;

4. Famous Dave's of America, Inc.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Famous Dave's of America, Inc., and have:

     a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Famous Dave's of America, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b. evaluated the effectiveness of Famous Dave's of America, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c. disclosed in this report any change in Famous Dave's of America, Inc.'s internal control over financial reporting that occurred during Famous Dave's of America, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Famous Dave's of America, Inc.'s internal control over financial reporting;

5. Famous Dave's of America, Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Famous Dave's of America, Inc.'s auditors and the audit committee of Famous Dave's of America, Inc.'s board of directors (or persons performing the equivalent functions):

     a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Famous Dave's of America, Inc.'s ability to record, process, summarize and report financial information; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in Famous Dave's of America, Inc.'s internal control over financial reporting.

Date:  November 7, 2003                                /s/David Goronkin
                                                       -------------------------
                                                       David Goronkin
                                                       Chief Executive Officer